FLEXSHARES® TRUST

FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund

FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund

SUPPLEMENT DATED DECEMBER 16, 2020

TO THE SUMMARY PROSPECTUSES, EACH DATED MARCH 1, 2020, PROSPECTUS DATED MARCH 1, 2020 (AS REVISED MARCH 12, 2020) AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED MARCH 1, 2020, EACH AS SUPPLEMENTED

PENDING LIQUIDATION OF FLEXSHARES® CURRENCY HEDGED MORNINGSTAR DM EX-US FACTOR TILT INDEX FUND AND FLEXSHARES® CURRENCY HEDGED MORNINGSTAR EM FACTOR TILT INDEX FUND

The Board of Trustees (the “Board”) of FlexShares Trust (the “Trust”) has determined, after consideration of a number of factors, that it is in the best interests of each of the FlexShares® Currency Hedged Morningstar DM ex-US Factor Tilt Index Fund and FlexShares® Currency Hedged Morningstar EM Factor Tilt Index Fund (each a “Fund” and together, the “Funds”) and their respective shareholders that the Funds be liquidated and terminated on or about January 29, 2021 (the “Liquidation Date”) pursuant to a plan of liquidation approved by the Board with respect to each Fund. The Liquidation Date may be changed without notice at the discretion of the Trust’s officers.

Each Fund’s plan of liquidation provides that the Fund will begin liquidating its assets as soon as is reasonable and practicable, but in no event later than the Liquidation Date. Prior to the Liquidation Date, each Fund may not pursue the investment objective and strategies stated in its prospectus, and is likely to incur higher tracking error than is typical for the Fund. Each Fund may be invested almost exclusively in cash and other liquid assets as early as January 15, 2021. Upon the close of business on or about January 15, 2021, each Fund will discontinue accepting orders for the purchase of Creation Units and trading in shares of each Fund is expected to be halted on the NYSE Arca, Inc. (the “Exchange”). During the time between market close on January 15, 2021 and the Liquidation Date, shareholders of each Fund may only be able to sell their shares to certain broker-dealers, and there can be no assurance that there will be a market for the purchase or sale of the Funds’ shares.

Shareholders may sell their shares of the Funds on the Exchange until market close on or about January 15, 2021 and may incur the usual and customary brokerage commissions associated with the sale of Fund shares. For any shares of a Fund outstanding on the Liquidation Date, a shareholder will receive, on or promptly after the Liquidation Date, a cash distribution equal to the shareholder’s interest in the net assets of the applicable Fund (a “liquidating distribution”) as of the Liquidation Date, which will include any dividends or distributions declared as of that date. Shareholders should be aware that if they sell their shares or receive a liquidating distribution, it is generally considered a taxable event. Shareholders remaining in a Fund on the Liquidation Date will not be charged any transaction fees by the Fund. However, the net asset value of a Fund on the Liquidation Date will reflect trading costs associated with the sale of portfolio securities of the Fund. The liquidating cash distribution to shareholders will be treated as payment in exchange for their shares.

Each Fund may make distributions to shareholders of certain ordinary income and/or capital gains on or before the Liquidation Date. In that event, the distributions may be taxable to shareholders who receive them (aside from tax-exempt accounts). Shareholders who purchase shares of a Fund after the date of this supplement may receive distributions that result in short-term capital gains or losses.

SHAREHOLDERS SHOULD CONSULT THEIR PERSONAL TAX PROFESSIONALS CONCERNING ALL TAX CONSEQUENCES APPLICABLE TO THEIR INVESTMENTS IN THE FUNDS AND THE TAX IMPACT OF THE LIQUIDATION OF THE FUNDS.

The pending liquidation of a Fund may be terminated and/or abandoned at any time before the Liquidation Date by action of the Board of the Trust.

If you would like additional information, please call 1-855-353-9383.

Please retain this Supplement with your Summary Prospectus, Prospectus and SAI for future reference.